Goldman Sachs Funds

TAX-FREE FUNDS

Annual Report October 31, 2000

R
SCHOO
INTERSTATE

High current income potential

from portfolios that invest primarily

in municipal securities.

GOLDMAN SACHS TAX - FREE FUNDS

Market Overview

Dear Shareholder,

During the period under review, U.S. bond markets generally posted solid returns, particularly in comparison with some sectors of the equity market.

Market Review

  The Bond Market — During the first half of the reporting period, steadily rising short-term interest rates led to generally lackluster performance in many sectors of the U.S. fixed income market. Overall, spreads rose and market-specific events influenced performance. For example, a scarcity of new issues and falling investor demand detracted from results in the municipal market. However, during the second half of the period, the overall market rebounded as spreads tightened in response to signs of slower economic growth. The municipal market participated in the rally, led by an increase in demand and strong results in New York and California.

  The U.S. bond market also continued to be affected by the U.S. Treasury Department’s repurchase of long maturity debt. The reduction in supply is aimed at reducing the average maturity and interest cost of Treasury debt. This led to a sharp increase in demand for 30-year bonds throughout the period, resulting in strong performance for longer maturity issues and an inverted yield curve.

  The Economy — Despite repeated attempts by the Federal Reserve Board (the “Fed”) to slow economic growth, the U.S. economy continued to grow at a rapid pace during the first six months of the reporting period. Then, after a series of six short-term interest rate hikes by the Fed, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during its June, August and October meetings.

  Outlook

  Given recent supportive data, we continue to believe that the U.S. is headed for a “soft landing” following a period of benign inflation. However, given strong consumer confidence, low unemployment, and continued pockets of solid economic growth, a soft landing is not assured. Conversely, in the short term, ongoing equity volatility coupled with recent negative earnings news could lead to continued credit spread widening and investor flight to the “ safe haven” of U.S. Treasuries.

  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

  Sincerely,

David B. Ford	David W. Blood	Sharmin Mossavar-Rahmani
Co-Head, Goldman Sachs	Co-Head, Goldman Sachs	CIO, Fixed Income Investments,
Asset Management	Asset Management	Goldman Sachs Asset Management

November 9, 2000

GOLDMAN SACHS TAX - FREE FUNDS

Fixed Income Investment Process

With our fixed income portfolios, we seek strong, consistent performance. We actively manage our funds within a research-intensive, risk-managed framework instead of attempting to anticipate interest rate movements.

FUND BASICS

Short Duration Tax-Free Fund
as of October 31, 2000

PERFORMANCE REVIEW

October 31, 1999–	Fund Total Return	30-Day Taxable	30-Day	Lehman 3-Year
October 31, 2000	(based on NAV)[1]	Equivalent Yield[2]	Standardized Yield[3]	Muni Bond Index[4]

Class A	3.93%	7.07%	4.27%	4.93%
Class B	3.31%	6.21%	3.75%	4.93%
Class C	3.15%	5.98%	3.61%	4.93%
Institutional	4.34%	7.86%	4.75%	4.93%
Service	3.72%	7.04%	4.25%	4.93%

[1]  The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2] The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day Standardized Yield by 1 minus the highest 1999 federal income tax rate of 39.6%.
[3]  The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[4] The Lehman Brothers 3-Year Municipal Bond Index does not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[5]

For the period ending 9/30/00	Class A	Class B	Class C	Institutional	Service

One Year	1.25%	0.51%	1.38%	3.58%	3.07%
Five Years	N/A	N/A	N/A	4.14%	3.58%
Since Inception	3.15%	3.10%	2.60%	4.13%	3.79%
	(5/1/97)	(5/1/97)	(8/15/97)	(10/1/92)	(9/20/94)

[5] The Standardized Total Returns are average annual returns as of the most recent calendar quarte r-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

PORTFOLIO COMPOSITION AS OF 10/31/00[6]
Sector Allocation				Credit Allocation

Revenue Bonds	41.0%			AAA	37.0%
General Obligations	26.0%			AA	27.0%
Pre-refunded	19.0%			A	23.0%
Insured Revenue Bonds	14.0%			BBB	13.0%

[6]  The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and, therefore, may not sum to 100%.
Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW

Short Duration Tax-Free Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Short Duration Tax-Free Fund for the one-year period that ended October 31, 2000.

Performance Review

Over the one-year period that ended October 31, 2000, the Fund’s A, B, C, Institutional and Service share classes generated total cumulative returns, at net asset value, of 3.93%, 3.31%, 3.15%, 4.34% and 3.72%, respectively. Over the same time period, the Fund’s benchmark, the Lehman Brothers Three-Year Municipal Bond Index, generated a cumulative total return of 4.93%.

Municipal Market Performance

Early in the reporting period, overall municipal demand was relativelysubdued, as many investors continued to focus on the equity markets. Fortunately, municipal issuance for all of 1999 and the first quarter of 2000 was down significantly. This was largely a result of lower refunding volume which, in turn, reflected higher interest rates.In addition, credit spreads widened to five-year highs during the latter par t of 1999 and into 2000.

The fixed income markets were volatile during the second quarter — first experiencing a significant rally, then a steady decline, and finally another rally. The municipal market participated in the upswings, with the high-grade portion of the market outperforming its high yield counterparts. The reporting period ended on a strong note, as the municipal market posted very strong returns in July and August, remained fairly stable in September and generated solid results in October.

Throughout the period, supply and demand factors were the driving forces behind the municipal market. New issue volume is down approximately 20% year-to-date versus 1999. At the same time, overall demand has been mixed, as individual investor demand has been exceptionally strong in the 1-10 year range, property and casualty insurance companies have been net sellers in the 15-20 year range, and mutual funds, which dominate the 20-30 year part of the yield curve, have been net sellers most of the year. This segmented demand has created pockets of value across the curve.

Portfolio Composition

During the past year, we increased the Fund’s allocation to both uninsured revenue and general obligation bonds, while decreasing exposure to pre-refunded and insured bonds. In addition, although the overall portfolio credit quality remained in the AA range, we increased our BBB exposure in a n attempt to take advantage of the attractive credit spreads described above. The Fund’s exposure to “cushion bonds” (high coupon securities that are priced to a short call date) was reduced, as they have not performed well during periods of reduced liquidity. We have refocused the Fund’s investments on bond structures, which are likely to have lower

PERFORMANCE OVERVIEW

The Goldman Sachs Short Duration Tax-Free Fund seeks current income, consistent with low volatility of principal, that is exempt from regular federal income tax, primarily through investments in municipal securities.

price sensitivity in volatile interest rate environments and higher liquidity. We will also continue to seek opportunities to generate additional yield, when prudent from a research and credit perspective. As we trade bonds from the Fund, we continue to execute in a very tax-efficient manner — harvesting losses when available and avoiding unnecessary capital gains.

Portfolio Highlights

During the reporting period we were able to increase the Fund’s dividends by focusing on well-structured bonds with high yields. As mentioned above, we have worked to decrease the Fund’s volatility during times of fluctuating interest rates, while focusing on bonds that are likely to be highly desirable to individual investors.

Portfolio Outlook

The reporting period ended on a positive note, as credit spreads narrowed and the municipal market, overall, showed signs of strength. Provided these trends continue, we remain cautiously optimistic on the outlook for the municipal market. It is also important to note that the supply and demand makeup for municipal bonds has resulted in significant changes in the municipal market. We believe that these trends are likely to continue into the foreseeable future. As a result, we expect to maintain our focus on bonds that will outperform during periods of high interest rate volatility. Finally, we will look for “value” opportunities in the municipal market, and adjust the Fund’s portfolio as needed.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

November 9, 2000

FUND BASICS

Municipal Income Fund
as of October 31, 2000

PERFORMANCE REVIEW
October 31, 1999–	Fund Total Return	30-Day Taxable	30-Day	Lehman 15-Year	Lehman Municipal
October 31, 2000	(based on NAV)[1]	Equivalent Yield[2]	Standardized Yield[3]	Muni Bond Index[4]	Bond Index[5]

Class A	7.87%	7.14%	4.31%	10.07%	8.51%
Class B	7.07%	6.24%	3.77%	10.07%	8.51%
Class C	7.07%	6.24%	3.77%	10.07%	8.51%
Institutional	8.30%	8.15%	4.92%	10.07%	8.51%
Service	7.98%	N/A	N/A	10.07%	8.51%

[1]  The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions.

[2] The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day Standardized Yield by 1 minus the highest 1999 federal income tax rate of 39.6%.
[3]  The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[4]  The Lehman Brothers 15-Year Municipal Bond Index is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 5,000 municipal bonds,which are priced by Muller Data Corporation. Please note that the benchmark return reflects performance data from the Fund's first full month of operation (8/1/93), which does not directly correlate with the Fund's performance since its inception. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[5] The Lehman Brothers Municipal Bond Index is unmanaged and does not reflect any fees or expenses. Investors cannot invest directly in the Index.
STANDARDIZED TOTAL RETURNS[6]
For the period ending 9/30/00	Class A	Class B	Class C	Institutional	Service

One Year	0.24%	–0.99%	3.16%	5.39%	5.01%
Five Years	4.31%	N/A	N/A	N/A	5.25%[7]
Since Inception	4.33%	4.07%	2.93%	4.06%	4.98%7
	(7/20/93)	(5/1/96)	(8/15/97)	(8/15/97)	(7/20/93)

[6]  The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

[7] Performance data for Service shares prior to 8/15/97 (commencement of operations) is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

PORTFOLIOCOMPOSITION AS OF 10/31/00[8]
Sector Allocation				Credit Allocation

Revenue Bonds		34.0%		AAA	54.0%
Insured Revenue Bonds		31.0%		AA	17.0%
General Obligations		14.0%		A	15.0%
Insured General Obligations		9.0%		BBB	14.0%
Variable Rate Demand Note		8.0%
Pre-Refunded		4.0%

[8]  The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and, therefore, may not sum to 100%.
Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW

Municipal Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Municipal Income Fund for the one-year period that ended October 31, 2000.

Performance Review

Over the one-year reporting period that ended October 31, 2000, the Fund’s A, B, C, Institutional and Service share classes generated cumulative total returns, at net asset value, of 7.87%, 7.07%, 7.07%, 8.30% and 7.98%, respectively. These returns compared to the 8.51% return generated by the Fund’s benchmark, the Lehman Brothers Aggregate Municipal Bond Index.

Municipal Market Performance

Early in the reporting period, overall municipal demand was relatively subdued, as many investors continued to focus on the equity markets. Fortunately, municipal issuance for all of 1999 and the first quarter of 2000 was down significantly. This was largely a result of lower refunding volume which, in turn, reflected higher interest rates. In addition, credit spreads widened to five-year highs during the latter par t of 1999 and into 2000.

The fixed income markets were volatile during the second quarter — first experiencing a significant rally, then a steady decline, and finally another rally. The municipal market participated in the upswings, with the high-grade portion of the market outperforming its high yield counterparts. The reporting period ended on a strong note, as the municipal market posted very strong returns in July and August, remained fairly stable in September and generated solid results in October.

Throughout the period, supply and demand factors were the driving forces behind the municipal market. New issue volume is down approximately 20% year-to-date versus 1999. At the same time, overall demand has been mixed, as individual investor demand has been exceptionally strong in the 1-10 year range, property and casualty insurance companies have been net sellers in the 15-20 year range, and mutual funds, which dominate th e 20-30 year part of the yield curve, have been net sellers most of the year. This segmented demand has created pockets of value across the curve.

Portfolio Composition

During the period, we have worked to better align the Fund with its peer group. Specifically, we have reduced the number of high-coupon premium bonds while adding more discounts, current coupon, and slight-premium structures in order to have more diversified structures in the portfolio . At the same time, the Fund’s average maturity remained very stable during the period. In addition, although the Fund’s overall credit quality remains strong at AA–/A+, we have added more A and BBB bonds to take advantage of attractive credit spreads. We will

PERFORMANCE OVERVIEW

The Goldman Sachs Municipal Income Fund seeks a high level of current income exempt from regular federal income tax that is consistent with preservation of capital, primarily through investments in municipal securities.

continue to seek opportunities to generate additional yield, when prudent to do so from a research and a credit perspective. As we trade bonds from the portfolio, we continue to execute in a very tax-efficient manner — harvesting tax losses when available and avoiding unnecessary capital gains.

Portfolio Highlights

With some of the changes mentioned above, we have attempted to refocus the portfolio to be less volatile to interest rate changes, while investing in what we deemed to be “ value” opportunities in the market. As a result, we have increased the annualized distribution rate by approximately 65 basis points since January 2000, and the Fund’s performance significantly improved during the second half of the reporting period.

Portfolio Outlook

The reporting period ended on a positive note, as credit spreads narrowed and the municipal market, overall, showed signs of strength. Provided these trends continue, we remain cautiously optimistic on the outlook for the municipal market. It is also important to note that the supply and demand makeup for municipal bonds has resulted in significant changes in the municipal market. We believe that these trends are likely to continue into the foreseeable future. As a result, we expect to maintain our focus on bonds that will outperform during periods of high interest rate volatility. Finally, we will look for “value” opportunities in the municipal market, and adjust the Fund’s portfolio as needed.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

November 9, 2000

FUND BASICS

High Yield Municipal Fund
as of October 31, 2000

PERFORMANCE REVIEW

April 3, 2000–	Fund Total Return	30-Day Taxable	30-Day	Lehman High Yield	Lehman Municipal
October 31, 2000	(based on NAV)[1]	Equivalent Yield [2]	Standardized Yield[3]	Municipal Bond Index[4]	Bond Index[4]

Class A	5.06%	8.94%	5.40%	4.21%	5.10%
Class B	4.60%	8.10%	4.89%	4.21%	5.10%
Class C	4.60%	8.11%	4.90%	4.21%	5.10%
Institutional	5.30%	10.93%	6.60%	4.21%	5.10%

[1] The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.
[2] The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 1999 federal income tax rate of 39.6%.
[3] The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
[4] The Lehman Brothers High Yield Municipal Bond Index and the Lehman Brothers Municipal Bond Index are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[5]
For the period ending 9/30/00	Class A	Class B	Class C	Institutional

Since Inception	–0.37%	–1.18%	2.91%	4.52%
(4/3/00)

[5] The Standardized Total Returns are average annual returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

PORTFOLIO COMPOSITION ASOF 10/31/00[6]
Sector Allocation		Credit Allocation

Revenue Bonds	83.0%	AAA	5.0%
Variable Rate Demand Note	11.0%	AA	13.0%
General Obligations	2.0%	A	8.0%
Insured Revenue Bonds	4.0%	BBB	19.0%
		BB	46.0%*
		B	9.0%*

[6]  The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trade s and, therefore, may not sum to 100%.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

*Reflects NRSRO (nationally recognized statistical rating organization) rating or internal rating if not rated.

PERFORMANCE OVERVIEW

High Yield Municipal Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs High Yield Municipal Fund from its inception through October 31, 2000.

Performance Review

During the period of time from the Fund’s inception on April 3, 2000 through October 31, 2000, the Fund’s A, B, C and Institutional share classes generated cumulative total returns, at net asset value, of 5 .06%, 4.60%, 4.60% and 5.30%, respectively. These returns compared favorably to the 4.21% return generated by the Fund’s benchmark, the Lehman Brothers High Yield Municipal Bond Index.

Municipal Market Performance

Early in the reporting period, overall municipal demand was relatively subdued, as many investors continued to focus on the equity markets. Fortunately, municipal issuance for all of 1999 and the first quarter of 2000 was down significantly. This was largely a result of lower refunding volume which, in turn, reflected higher interest rates. In addition, credit spreads widened to five-year highs during the latter part of 1999 and into 2000.

The fixed income markets were volatile during the second quarter — first experiencing a significant rally, then a steady decline, and finally another rally. The municipal market participated in the upswings, with the high-grade portion of the market outperforming its high yield counterparts. The reporting period ended on a strong note, as the municipal market posted very strong returns in July and August, remained fairly stable in September and generated solid results in October.

Throughout the period, supply and demand factors were the driving forces behind the municipal market. New issue volume is down approximately 20% year-to-date versus 1999. At the same time, overall demand has been mixed, as individual investor demand has been exceptionally strong in the 1-10 year range, property and casualty insurance companies have been net sellers in the 15-20 year range, and mutual funds, which dominate the 20-30 year part of the yield curve, have been net sellers most of the year. This segmented demand has created pockets of value across the curve.

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, and invests in securities that may also have the potential for capital appreciation.

PERFORMANCE OVERVIEW

Portfolio Composition

During much of the reporting period, we overweighted the Fund in both the healthcare and land-secured, or special assessment, sectors. We believe both areas offer attractive investment opportunities, while our fundamental credit research will seek t o mitigate risk. We also benefited from the purchase of several airline-backed bonds for airport improvements. In the healthcare sector, we focused on issuers that offer compelling characteristics that we feel are important to their long-term success. These include hospitals with dominant market positions, respectable balance sheets, strong management teams, and those that generally operate in a reasonable healthcare environment from both a regulatory and competitive perspective. In the land-secured area, we have purchased issues in areas exhibiting strong economic and demographic profiles, and strong developers that are in desirable locations.

Portfolio Outlook

Looking ahead, we expect the new issue calendar for the high yield municipal market to be very attractive over the next few months. From a credit perspective, the overall municipal market has continued to experience strong credit trends, with rating agency upgrades far outpacing downgrades . In addition, from a volatility standpoint, the high yield municipal market has performed exactly as one would expect in a volatile interest rate environment — underperforming in strong markets, while outperforming in down markets.

The Fund is designed to be opportunistic: unlike typical open-end mutual funds, it will open and close based on attractive market conditions, while offering daily liquidity to existing shareholders.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

November 9, 2000

GOLDMAN SACHS TAX - FR EE FUNDS

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resource s of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Performance Summary
October 31, 2000

The following graph shows the value as of October 31, 2000, of a $10,000 investment made on October 1, 1992 (commencement of operations) in the Institutional shares of the Goldman Sachs Short Duration Tax-Free Fund. For comparative purposes, the performance of the Fund’s benchmark (the Lehman Brothers 3-Year Municipal Bond Index (“Lehman 3-Year Muni Bond Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from the Institutional shares due to differences in fees and loads.

Short Duration Tax-Free Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 1, 1992 to October 31, 2000.

Average Annual Total Return through October 31, 2000	Since Inception	Five Years	One Year

Class A shares (commenced May 1, 1997)
Excluding sales charges	3.79%	n/a	3.93%
Including sales charges	3.20%	n/a	1.87%

Class B shares (commenced May 1, 1997)
Excluding contingent deferred sales charges	3.16%	n/a	3.31%
Including contingent deferred sales charges	3.16%	n/a	1.24%

Class C shares (commenced August 15, 1997)
Excluding contingent deferred sales charges	2.68%	n/a	3.15%
Including contingent deferred sales charges	2.68%	n/a	2.12%

Institutional shares (commenced October 1, 1992)	4.16%	4.19%	4.34%

Service shares (commenced September 20, 1994)	3.81%	3.61%	3.72%

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Statement of Investments
October 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – 99.6%

Alabama – 0.9%
Alabama 21st Century Authority RB for Tobacco Settlement Revenue Series 2000 (A/Aa1)
$ 600,000	5.25%	12/01/2002	$ 603,960

Arkansas – 1.5%
Arkansas State Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB-/Baa3)
$ 510,000	6.10%	02/01/2004	$ 510,387
410,000	6.20	02/01/2005	410,894

			$ 921,281

District of Columbia – 0.8%
District of Columbia GO Bonds Series 1993 A (BBB/Baa3)
$ 520,000	5.50%	06/01/2001	$ 521,732

Florida – 5.1%
Florida State Board of Education GO Bonds for Public Education Series 1998 B (AA+/Aa2)
$ 3,000,000	6.00%	06/01/2006	$ 3,205,260

Illinois – 11.9%
Chicago Illinois Tax Increment RB for Central Loop Redevelopment Series 2000 A (ACA) (A)
$ 1,000,000	6.50%	12/01/2006	$ 1,040,860

Illinois Educational Facilities Authority RB for Loyola University Chicago Series 1991 A (AAA)
2,000,000	7.00	07/01/2007	2,257,880

Illinois Health Facilities Authority RB for Highland Park Hospital Series A (FGIC) (AAA/Aaa)#
510,000	5.20	10/01/2001	513,595

Illinois Student Assistance Community Student Loan RB Senior Series 2000 TT (Aaa)
2,000,000	4.90	09/01/2002	2,008,880

Metropolitan Pier and Exposition Authority Hospitality Facilities RB for McCormick Place Series 1996 (AAA/Aaa)
1,650,000	5.75	07/01/2006	1,707,387

			$ 7,528,602

Indiana – 11.1%
Indiana Health Facilities Financing Authority Hospital RB for Methodist Hospitals Series 1992 (A2)
$ 2,200,000	6.75%	09/15/2009	$ 2,286,922

Logansport Multi-Purpose School Building Corp. First Mortgages Series 1992 (A)
2,195,000	5.90	07/01/2005	2,279,595

Marion County Hospital Authority Facility RB for Methodist Hospitals of Indiana Series 1989 (AAA/Aa3)
2,450,000	6.50	09/01/2013	2,484,398

			$ 7,050,915

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Kentucky – 2.8%
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 C (MBIA) (AAA/Aaa)§
$ 2,275,000	0.00/5.25%	10/01/2007	$ 1,775,592

Louisiana – 3.3%
Louisiana State Correctional Facility Corp. Lease RB Series 1993 (FSA) (AAA/Aaa)
$ 2,000,000	5.60%	12/15/2003	$ 2,063,200

Maryland – 2.5%
Maryland State Health and Higher Educational Facilities Authority RB Series 1997 (A-)#"
$ 1,600,000	5.50%	01/01/2002	$ 1,603,248

Massachusetts – 4.1%
Massachusetts State GO Bonds Series 1995 A (AA-/Aa2)
$ 2,500,000	6.25%	07/01/2003	$ 2,614,775

Missouri – 4.9%
St. Louis Missouri Airport RB Series 2000 (BBB-/Baa3)
$ 1,400,000	6.25%	01/01/2002	$ 1,414,826

St. Louis Municipal Finance Leasehold RB Series 1993 A (AMBAC) (AAA/Aaa)
1,655,000	5.30	07/15/2002	1,680,404

			$ 3,095,230

Nevada – 0.9%
Nevada Department of Business and Industry Capital Appreciation RB for Las Vegas Monorail Series 2000 (AAA/Aaa)#
$ 800,000	5.12%	01/01/2007	$ 589,488

New Jersey – 3.5%
New Jersey Economic Development Authority RB First Mortgage Keswick Pines Project Series 1993 (AAA/Aaa)∧
$ 1,975,000	8.75%	01/01/2004	$ 2,246,266

New York – 13.8%
Nassau County GO Bonds Series 2000 F (BBB-/Baa3)
$ 2,000,000	7.00%	03/01/2002	$ 2,048,000
500,000	7.00	03/01/2003	520,220

New York GO Bonds Series 1991 B (A/A2)
2,000,000	7.50	02/01/2003	2,100,260

New York GO Bonds Series 1992 A (A/A2)
1,000,000	6.25	08/01/2003	1,042,150

New York State COPS Series 1999 (A/Baa1)
3,000,000	5.00	09/01/2001	3,014,520

			$ 8,725,150

North Carolina – 0.8%
North Carolina Municipal Power Agency RB for No.1 Catawba Electric Revenue Series 1992 (BBB+/Baa1)
$ 480,000	5.90%	01/01/2003	$ 488,117

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments (continued)
October 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Ohio – 8.9%
Ohio Air Quality Development Authority RB for Ohio Edison Co. Series 1999 C (BB-/Baa3)#"
$ 1,000,000	5.80%	06/01/2016	$ 1,019,240

Ohio GO Bonds for Higher Educational Capital Facilities Series 2000 A (AA+/Aa1)
3,000,000	5.00	02/01/2004	3,045,510

Ohio Water Development Authority PCRB Series 1991 (MBIA) (AAA/Aaa)
1,500,000	6.00	12/01/2011	1,551,780

			$ 5,616,530

Pennsylvania – 7.7%
Delaware County IDA PCRB for Peco Energy Co. Project Series 1999 A (BBB+/Baa2)#"
$ 1,250,000	5.20%	04/01/2021	$ 1,243,400

Philadelphia Water and Wastewater RB Prerefunded Series 1993 (FGIC) (AAA/Aaa)∧
3,450,000	5.65	06/15/2003	3,609,011

			$ 4,852,411

Texas – 6.5%
Texas Municipal Power Agency RB Series 1991 A (AMBAC) (AAA/Aaa)
$ 1,000,000	6.75%	09/01/2012	$ 1,034,950

Titus County Fresh Water RB for Southwestern Electric Power Co. Series 1991 A (A2)
2,945,000	8.20	08/01/2011	3,081,884

			$ 4,116,834

Washington – 4.5%
Washington Public Power Supply System RB for Nuclear Project No.3 Series 1998 A (AA-/Aa1)
$ 2,850,000	5.00%	07/01/2002	$ 2,869,209

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Wisconsin – 4.1%
Wisconsin GO Bonds Series 1992 (AA/Aa2)
$ 1,300,000	6.10%	05/01/2004	$ 1,364,844

Wisconsin State Health and Educational Facility RB for Medical College of Wisconsin Series 1993 (A)
1,240,000	5.30	12/01/2003	1,263,176

			$ 2,628,020

TOTAL DEBT OBLIGATIONS
(Cost $62,877,745)			$ 63,115,820

TOTAL INVESTMENTS
(Cost $62,877,745)			$ 63,115,820

#	Variable rate security. Coupon rate disclosed is the rate in effect at October 31, 2000.
"	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
∧	Prerefunded security. Maturity date disclosed is prerefunding date.
§	This security is issued with a zero coupon rate which increases to the stated rate at a set date in the future.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AMBAC	—Insured by American Municipal Bond Assurance Corp.
COPS	—Certificates of Participation
FGIC	—Insured by Financial Guaranty Insurance Co.
FSA	—Insured by Financial Security Assurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
MBIA	—Insured by Municipal Bond Investors Assurance
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond

Security ratings are unaudited.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary
October 31, 2000

The following graph shows the value as of October 31, 2000, of a $10,000 investment made on August 1, 1993 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Municipal Income Fund. For comparative purposes, the performance of the Fund’s benchmark (the Lehman Brothers 15-Year Municipal Bond Index (“Lehman 15-Year Muni Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads.

Municipal Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1993 to October 31, 2000.(a)

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
Class A Shares
Lehman 15-Year Muni Index
$15,604
$13,826
8/1/93
10/93
10/94
10/95
10/96
10/97
10/98
10/99
10/00

Average Annual Total Return through October 31, 2000	Since Inception	Five Years	One Year

Class A shares (commenced July 20, 1993)
Excluding sales charges	5.09%	5.19%	7.87%
Including sales charges	4.43%	4.22%	3.04%

Class B shares (commenced May 1, 1996)
Excluding contingent deferred sales charges	4.71%	n/a	7.07%
Including contingent deferred sales charges	4.25%	n/a	1.87%

Class C shares (commenced August 15, 1997)
Excluding contingent deferred sales charges	3.18%	n/a	7.07%
Including contingent deferred sales charges	3.18%	n/a	6.03%

Institutional shares (commenced August 15, 1997)	4.32%	n/a	8.30%

Service shares (commenced August 15, 1997)	3.98%	n/a	7.98%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments
October 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – 96.2%

Arizona – 3.3%
Maricopa County MF Hsg. IDA RB for Place Five and Greenery Apartments Series 1996 A (AAA)
$ 1,795,000	5.85%	01/01/2008	$ 1,896,794

Maricopa County United School District RB No. 41 (FSA) (AAA/Aaa)
2,500,000	6.25%	07/01/2015	2,655,925

			$ 4,552,719

Arkansas – 3.7%
Arkansas Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB-/Baa3)
$5,000,000	7.25%	02/01/2020	$ 4,996,700

Colorado – 2.2%
Aurora Centretech Metropolitan District Series 1998 C (LOC) (A+)#"
$2,000,000	4.88%	12/01/2028	$ 1,965,420

Denver City and County Special Facilities Airport RB for United Air Lines Project Series 1992 A (AMT) (BB+/Baa3)
1,000,000	6.88	10/01/2032	1,007,220

			$ 2,972,640

Connecticut – 0.8%
Mashantucket Western Pequot Tribe Prerefunded RB Series 1996 A (AAA/Aaa)
$1,000,000	6.50%	09/01/2005	$ 1,084,940

Florida – 3.8%
Crossings at Fleming Island Community Development District RB for Special Assignment Series 2000 B (AAA/Aaa)
$1,775,000	5.80%	05/01/2016	$ 1,839,166

Port Everglades Authority RB Series 1986 (AAA/Aaa)
2,785,000	7.13	11/01/2016	3,304,041

			$ 5,143,207

Hawaii – 2.8%
Hawaii State Airport Systems RB Series 2000 B (AMT) (FGIC) (AAA/Aaa)
$3,500,000	6.63%	07/01/2017	$ 3,805,305

Illinois – 6.2%
Chicago Midway Airport RB Series 1996 A (MBIA) (AAA/Aaa)
$2,500,000	5.50%	01/01/2010	$ 2,594,200

Illinois Tax Increment for Central Loop Redevelopment Series 2000 A (ACA) (A)
2,000,000	6.50	12/01/2008	2,090,600

Lake County Community Consolidated School District No. 041 GO Bonds Series 1999 A (FSA) (AAA/Aaa)
2,725,000	9.00	11/01/2016	3,788,949

			$ 8,473,749

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Kentucky – 2.6%
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 C (MBIA) (AAA/Aaa)°
$ 3,250,000	6.05%	10/01/2018	$ 2,442,408

Nelson County Industrial Building RB for Mabex Universal Corp. Project Series 1995 (AMT) (LOC) (Aa3)
1,000,000	6.50	04/01/2005	1,030,220

			$ 3,472,628

Louisiana – 1.4%
Orleans Levee District Public Improvement RB Series 1995 (FSA) (AAA/Aaa)#
$1,785,000	5.95%	11/01/2015	$ 1,861,701

Maine – 0.4%
Maine Educational Loan Authority RB Series 1992 A-1 (AMT) (Aaa)
$ 505,000	6.80%	12/01/2007	$ 526,008

Massachusetts – 2.0%
Massachusetts State GO Bonds Series 1996 D (AMBAC) (AAA/Aaa)
$3,000,000	4.50%	11/01/2015	$ 2,747,190

Michigan – 4.6%
Michigan Higher Educational Facility RB for the Thomas M. Cooley Law School Series 1998 (LOC) (A+)
$4,000,000	5.40%	05/01/2018	$ 3,780,920

Michigan Hospital Finance Authority RB for Trinity Health Series 2000 A (AA-/Aa3)
2,500,000	5.50	12/01/2002	2,522,800

			$ 6,303,720

Mississippi – 1.7%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources Inc. Project Series 1998 (BBB-/Ba1)
$2,500,000	5.88%	04/01/2022	$ 2,287,325

Nevada – 5.0%
Las Vegas New Convention and Visitors Authority RB Series 1999 (AMBAC) (AAA/Aaa)
$2,500,000	6.00%	07/01/2014	$ 2,662,700

Nevada Department of Business and Industry RB for Las Vegas Monorail Project 1st Tier Series 2000 (AMBAC) (AAA/Aaa)
2,500,000	5.63	01/01/2032	2,469,475

Washoe County GO Bonds for Reno Sparks Convention Series 2000 A (FSA) (AAA/Aaa)
1,585,000	6.38	07/01/2023	1,683,302

			$ 6,815,477

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

New Hampshire – 1.2%
New Hampshire IDA RB Public Service Co. New Hampshire Project Series 1991 A (AMT) (BBB-/Ba3)
$ 1,085,000	7.65%	05/01/2021	$ 1,111,344

New Hampshire IDA RB Public Service Co. New Hampshire Project Series 1991 C (AMT) (BBB-/Ba3)
510,000	7.65	05/01/2021	522,383

			$ 1,633,727

New Mexico – 4.4%
Farmington PCRB Public Service Co. New Mexico San Juan Project Series 1997 D (Baa3)
$ 2,760,000	5.80%	04/01/2022	$ 2,546,210

Farmington PCRB Public Service Co. New Mexico Series 1997 D (BBB-/Baa3)
3,530,000	6.38	04/01/2022	3,446,339

			$ 5,992,549

New York – 12.1%
Babylon Waste Facilities GO Bonds Series 1993 (FGIC) (AAA/Aaa)
$ 3,000,000	9.00%	08/01/2011	$ 4,007,880

Dutchess County Resource Recovery Agency RB for Solid Waste Systems Series 1999 A (MBIA) (AAA/Aaa)
1,000,000	5.00	01/01/2008	1,019,190

New York City Transitional Financial Authority RB Future Tax Secured Series 2000 B (AA/Aa2)
1,910,000	6.00	11/15/2024	1,999,216

New York City Trust Cultural Resources RB for Museum of American Folk Art Series 2000 (ACA) (A)
1,250,000	6.00	07/01/2022	1,243,813
500,000	6.13	07/01/2030	498,985

New York GO Bonds Series 1996 G (A/A2)
3,900,000	5.75	02/01/2014	4,006,275

New York GO Bonds Series 1997 J (A/A2)
2,000,000	6.00	08/01/2017	2,079,500

New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (MBIA) (AAA/Aaa)
1,500,000	5.50	11/01/2014	1,551,540

			$ 16,406,399

North Carolina – 2.2%
North Carolina Medical Care Community Hospital RB for Northeast Medical Center Project Series 2000 (AMBAC) (AAA/Aaa)
$ 3,000,000	5.50%	11/01/2025	$ 2,924,610

North Dakota – 1.5%
Mercer County PCRB for Basin Electric and Power Series 1995-2 (AMBAC) (AAA/Aaa)
$ 2,000,000	6.05%	01/01/2019	$ 2,060,460

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Ohio – 2.3%
Cuyahoga County Port Authority RB for Rock and Roll Hall of Fame Series 1997 (BBB)
$ 600,000	5.45%	12/01/2005	$ 594,540

Ohio Air Quality Development Authority RB for Ohio Edison Co. Series 1999 C (BB-/Baa3)#"
2,500,000	5.80	06/01/2016	2,548,100

			$ 3,142,640

Oklahoma – 1.4%
Oklahoma Industrial Authority RB for Health Systems Integris Baptist Series 1995 D (AMBAC) (AAA/Aaa)
$ 2,000,000	5.00%	08/15/2014	$ 1,894,180

Pennsylvania – 3.2%
Delaware County IDA PCRB for Peco Energy Co. Project Series 1999 A (BBB+/Baa2)#"
$ 1,250,000	5.20%	04/01/2021	$ 1,243,400

Pennsylvania GO Bonds Series 2000 (AA/Aa2)
3,000,000	5.25	10/15/2003	3,065,580

			$ 4,308,980

Tennessee – 6.6%
Elizabethton Health and Educational Board RB First Mortgage Series 2000 B (MBIA) (AAA/Aaa)
$ 2,000,000	6.25%	07/01/2015	$ 2,176,480

Johnson City Health and Educational Facilities Board Hospital RB First Mortgage Series 2000 A (MBIA) (AAA/Aaa)
3,000,000	6.25	07/01/2016	3,253,260

McMinnville Housing Authority RB First Mortgage for Beersheba Heights Tower Series 1997 (A2)
1,230,000	6.00	10/01/2009	1,278,450

Tennessee Housing Development Agency for Homeownership Program 1 Series 2000 (AMT) (AA/Aa2)
2,130,000	5.85	07/01/2011	2,220,780

			$ 8,928,970

Texas – 6.6%
Gregg County Health Facilities Development Corp. RB for Good Shephard Medical Center Project Series 2000 (AA/Baa2)
$ 3,000,000	6.38%	10/01/2025	$ 3,098,580

Harris County MF Hsg. RB for Windfern Apartments Series 1999 A (A)
2,150,000	5.90	07/01/2019	2,049,380

Houston Texas Water and Sewer Systems RB for Junior Lien Series 2000 B (FGIC) (AAA/Aaa)
3,000,000	5.25	12/01/2023	2,846,130

Waxahachie Independent School District GO Bonds Series 2000 (PSF) (Aaa)°
1,855,000	5.65	08/15/2013	904,108

			$ 8,898,198

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments (continued)
October 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Washington – 6.9%
Chelan County Public Utilities District No. 001 RB for Chelan Hydro Project Series 1997 D (AMT) (MBIA) (AAA/Aaa)
$ 2,500,000	6.35%	07/01/2028	$ 2,611,725

King County Sewer RB Series 1999-2 (FGIC) (AAA/Aaa)
3,965,000	6.25	01/01/2016	4,221,654

Washington Public Power Supply System RB for Nuclear Project No. 2 Series 1996 A (AMBAC) (AAA/Aaa)
2,500,000	5.70	07/01/2011	2,606,925

			$ 9,440,304

Wisconsin – 7.3%
Appleton Waterworks BAN Series 2000 (MIG1)
$ 2,100,000	5.00%	07/01/2002	$ 2,106,426

Wisconsin State GO Bonds Series 1999 C (AA/Aa2)
5,380,000	6.25	05/01/2015	5,809,109

Wisconsin State Transportation RB Series 2000 A (FGIC) (AAA/Aaa)
2,000,000	5.50	07/01/2014	2,039,420

			$ 9,954,955

TOTAL DEBT OBLIGATIONS
(Cost $127,637,372)			$ 130,629,281

Short-Term Obligations# – 8.1%

California – 0.3%
Los Angeles Regional Airports Improvement Corp. RB VRDN for Sublease LA International—Lax 2 Corp. Series 1985 (LOC) (A-1+)
$ 400,000	4.65%	11/01/2000	$ 400,000

Delaware – 0.4%
Delaware Economic Development Authority RB VRDN for Delmarva Pacer and Light Co. Series 1987 A (AMT) (A-1/VMIG1)
$ 600,000	4.85%	11/01/2000	$ 600,000

New York – 0.9%
Long Island Power Authority RB VRDN Series 1998-6 (A-1+/VMIG1)
$ 400,000	4.55%	11/01/2000	$ 400,000

New York City Municipal Water Finance Authority RB for Water and Sewer System Series 1995 A (SPA-FGIC) (A-1+/VMIG1)
800,000	4.75	11/01/2000	800,000

			$ 1,200,000

Texas – 3.8%
Harris County Health Facilities VRDN for St. Luke’s Episcopal Hospital Series 1997 B (SPA) (A-1+)
$ 4,000,000	4.65%	11/01/2000	$ 4,000,000

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligations# – (continued)

Texas – (continued)
North Central Health Facilities Development Corp. RB for Presbyterian Medical Center Series 1985 D (MBIA) (A-1+/VMIG1)
$ 1,200,000	4.65%	11/01/2000	$ 1,200,000

			$ 5,200,000

Washington – 2.6%
Washington Health Care Facilities Authority RB VRDN for Virginia Mason Medical Center Series 1997 B (A-1+/VMIG1)
$ 3,500,000	4.65%	11/01/2000	$ 3,500,000

Wisconsin – 0.1%
Wisconsin State Health and Educational Facilities Authority RB VRDN for Ministry Health Care Series 1999 A (MBIA) (AAA/Aaa)
$ 100,000	4.30%	11/01/2000	$ 100,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $11,000,000)			$ 11,000,000

TOTAL INVESTMENTS
(Cost $138,637,372)			$ 141,629,281

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2000.

°	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity at date of purchase.

"	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS MUNICIPAL INCOME FUND

Investment Abbreviations:
ACA	—Insured by American Capital Access
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAN	—Bond Anticipation Note
FGIC	—Insured by Financial Guaranty Insurance Co.
FSA	—Insured by Financial Security Assurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
MF Hsg.	—Multi-Family Housing
PCRB	—Pollution Control Revenue Bond
PSF	—Guaranteed by Permanent School Fund
RB	—Revenue Bond
SPA	—Stand-by Purchase Agreement
SPA-FGIC	—Stand-by Purchase Agreement Insured by Financial Guaranty Insurance Co.
VRDN	—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary
October 31, 2000

The following graph shows the value as of October 31, 2000, of a $10,000 investment made on April 3, 2000 (commencement of operations) in the Institutional shares of the Goldman Sachs High Yield Municipal Fund. For comparative purposes, the performance of the Fund’s benchmarks (the Lehman Brothers Municipal Bond Index and Lehman Brothers High Yield Municipal Index (“ Lehman Muni Bond Index and Lehman High Yield Muni Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B and Class C shares will vary from the Institutional shares due to differences in fees and loads.

High Yield Municipal Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested April 3, 2000 to October 31, 2000.

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
Institutional Shares
Lehman Muni Bond Index
Lehman High Yield Muni Index
$10,530
$10,510
$10,421
4/3/00
4/00
5/00
6/00
7/00
8/00
9/00
10/00

Aggregate Annual Total Return through October 31, 2000	Since Inception (a)

Class A shares (commenced April 3, 2000)
Excluding sales charges	5.06%
Including sales charges	0.34%

Class B shares (commenced April 3, 2000)
Excluding contingent deferred sales charges	4.60%
Including contingent deferred sales charges	-0.53%

Class C shares (commenced April 3, 2000)
Excluding contingent deferred sales charges	4.60%
Including contingent deferred sales charges	3.58%

Institutional shares (commenced April 3, 2000)	5.30%

(a)	not annualized.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments
October 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – 93.7%

Arizona – 2.8%
Maricopa County PCRB for El Paso Electric Co. Series 2000
$ 4,000,000	8.15%	12/01/2014	$ 4,008,880

Pima County IDA RB for Tuscon Electric Power Co. Project Series 1997 B (B+/Ba3)
4,000,000	6.00	09/01/2029	3,701,200

			$ 7,710,080

California – 11.8%
California Educational Facilities Authority RB for Pepperdine University Series 2000 (A1)
$ 6,000,000	5.75%	09/15/2030	$ 6,128,040

California GO Bonds Series 2000 (AA/Aa2)
4,700,000	5.50	06/01/2028	4,711,233

Central California Joint Powers Health Financing Authority COPS for Community Hospital of Central California Series 2000 (A-/Baa1)
2,500,000	6.00	02/01/2030	2,476,425

Chula Vista Community Facilities District RB No. 99-1-Otay Series 2000
1,225,000	7.63	09/01/2029	1,307,614

Foothill/Eastern Corridor Agency Toll Road RB for Capital Appreciation Series 1999 (BBB-/Baa3)°
30,000,000	6.55	01/15/2030	4,635,900

Hawthorne Community Redevelopment Agency Special Tax for Community Facilities District No. 99-1 Series 2000 A (LOC)
880,000	6.75	10/01/2020	892,505
1,180,000	7.20	10/01/2025	1,216,367

Hawthorne Community Redevelopment Agency Special Tax for Community Facilities District No. 99-1 Series 2000 B (LOC)
1,675,000	7.20	10/01/2025	1,726,624

Lake Elsinore Improvement Bond Act 1915 for Special Assessment District No. 93-1 Series 2000
2,000,000	7.00	09/02/2030	2,042,440

Los Angeles Community Redevelopment Agency RB for Cinerama Dome Public Parking Project Series 2000 (ACA) (A)
2,000,000	5.75	07/01/2026	1,976,160

Richmond Improvement Bond Act 1915 for Special Assessment Improvement District No. 99-1 Series 2000
500,000	7.00	09/02/2017	515,640

San Leandro Community Facilities District No. 1 Special Tax Series 2000
1,690,000	6.40	09/01/2019	1,723,513

Tustin Unified School District BAN for Community Facilities No. 97-1 Series 2000
1,200,000	6.10	09/01/2002	1,201,512

Tustin Unified School District Special Tax for Community Facilities District No. 97-1 Series 2000
500,000	6.25	09/01/2021	502,235
1,000,000	6.37	09/01/2035	1,006,260

			$ 32,062,468

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Colorado – 2.3%
Denver City and County Special Facilities Airport RB for United Air Lines Project Series 1992 A (AMT) (BB+/Baa3)
$ 1,620,000	6.88%	10/01/2032	$ 1,631,696

McKay Landing Metropolitan GO Bonds District No. 2 Series 2000
1,500,000	7.50	12/01/2019	1,512,735

Saddle Rock South Metropolitan GO Bonds Mill Levy Obligation Series 2000
3,000,000	7.20	12/01/2019	3,041,700

			$ 6,186,131

Connecticut – 0.2%
Connecticut Health and Educational Facility Authority RB for St. Mary’s Hospital Corp. Series 1997 E (Baa1)
$ 695,000	5.88%	07/01/2022	$ 615,284

Florida – 23.5%
Brooks of Bonita Springs II Community Development District RB for Capital Improvements Series 2000 A
$ 6,000,000	7.00%	05/01/2031	$ 6,084,660

Brooks of Bonita Springs II Community Development District RB for Capital Improvements Series 2000 B
5,000,000	6.60	05/01/2007	5,053,150

Crossings at Fleming Island Community Development District RB for Special Assessment Series 2000 C
6,250,000	7.05	05/01/2015	6,488,125

Fleming Island Plantation Community Development District RB for Special Assessment Series 2000 B
5,915,000	7.30	05/01/2015	6,251,505

Halifax Hospital Medical Center RB Series 1999 A
955,000	7.25	10/01/2024	924,096

Maple Ridge Community Development District Special Assessment Series 2000 A
1,615,000	7.15	05/01/2031	1,649,561

Maple Ridge Community Development District Special Assessment Series 2000 B
3,000,000	6.15	11/01/2004	3,008,820

Marion County IDA RB for Little Sumter Utility Co. Project Series 2000 (AMT)
1,615,000	7.08	10/01/2020	1,630,165
435,000	7.15	10/01/2030	448,689

Meadow Pointe II Community Development District RB for Capital Improvement Series 2000
4,660,000	6.65	04/01/2005	4,699,284

Mediterra South Community Development District RB for Capital Improvement Series 1999 B
5,730,000	6.25	05/01/2004	5,754,868

Mediterra South Community Development District RB for Capital Improvement Series 1999 A
500,000	6.95	05/01/2031	503,585

Oakstead Community Development District RB for Capital Improvement Series 2000 B
1,630,000	6.50	05/01/2007	1,629,332

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Florida – (continued)
Parkway Center Community Development District Special Assessment Series 2000 A
$ 905,000	8.25%	05/01/2031	$ 940,123

Parkway Center Community Development District Special Assessment Series 2000 B
5,000,000	8.00	05/01/2010	5,104,700

Poinciana Community Development District Special Assessment Series 2000 A
7,000,000	7.13	05/01/2031	7,071,400

Village Community Development District No. 4 Special Assessment Series 2000
4,500,000	7.15	05/01/2018	4,591,350

Vista Lakes Community Development District RB for Capital Improvements Series 2000 B
1,750,000	6.35	05/01/2005	1,752,380

			$ 63,585,793

Hawaii – 2.0%
Hawaii County Improvement District RB No. 17 Special Assessment Kaloko Subdivision Series 1991
$ 4,285,000	9.50%	08/01/2011	$ 4,332,906

Hawaii Department of Transport Special Facilities RB for Continental Airlines Inc. Series 2000 (BB/Ba2) (AMT)
1,000,000	7.00	06/01/2020	998,110

			$ 5,331,016

Illinois – 4.4%
Chicago, Illinois Tax Increment for Central Loop Redevelopment Series 2000 A (ACA) (A)
$ 6,550,000	6.50%	12/01/2007	$ 6,391,948
2,000,000	6.50	12/01/2008	2,090,600

Chicago O’Hare International Airport Special Facilities RB for United Air Lines Project Series 1999 A (BB+/Baa2)
4,000,000	5.35	09/01/2016	3,446,960

			$ 11,929,508

Kentucky – 2.6%
Kenton County Airport Board RB Special Facilities for Delta Airlines Inc. Series 1985 (BBB-/Ba2)
$ 1,000,000	7.80%	12/01/2015	$ 1,012,500

Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 B (MBIA) (AAA/Aaa)°
2,000,000	6.16	10/01/2022	542,780

Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 C (MBIA) (AAA/Aaa)§
6,750,000	0.00/6.00	10/01/2018	5,072,693

Kentucky Economic Development Finance Authority RB for Appalachian Regional Health Care Series 1997 (BB-)
500,000	5.70	10/01/2010	395,335

			$ 7,023,308

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Louisiana – 2.4%
Louisiana Health and Educational Authority RB for Lambeth House Series 1998 A
$ 5,215,000	5.25%	01/01/2005	$ 5,009,320

West Feliciana Parish PCRB for Gulf State Utilities Co. Series 1984 (BB+/Ba1)
1,500,000	7.70	12/01/2014	1,565,610

			$ 6,574,930

Maryland – 0.1%
Prince Georges County RB for Dimensions Health Corp. Project Series 1994 (Ba1)
$ 560,000	5.30%	07/01/2024	$ 314,082

Massachusetts – 0.3%
Massachusetts Health and Education Facilities Authority RB for Saint Memorial Medical Center Series 1993 A (Ba2)
$ 1,000,000	5.75%	10/01/2006	$ 905,320

Michigan – 1.9%
Midland County Economic Development RB for Obligation- Midland Series 2000 B (BB+/Ba3)
$ 5,000,000	6.75%	07/23/2009	$ 5,081,250

Minnesota – 1.4%
Maplewood Health Care Facility RB HealthEast Project Series 1996 (BBB-/Ba1)
$ 310,000	5.80%	11/15/2003	$ 299,981

St Paul Housing and Redevelopment Hospital Authority RB for Healtheast Project Series 1993 A (BBB-/Baa3)
3,920,000	6.63	11/01/2017	3,427,217

			$ 3,727,198

Mississippi – 1.9%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources Inc. Project Series 1998 (BBB-/Ba1)
$ 5,630,000	5.88%	04/01/2022	$ 5,151,056

Nevada – 2.6%
Nevada Department of Business and Industry RB for Las Vegas Monorail Project 1st Tier Series 2000 (AMBAC) (AAA/Aaa)
$ 2,500,000	5.63%	01/01/2032	$ 2,469,475

Nevada Department of Business and Industry RB for Las Vegas Monorail Project 2nd Tier Series 2000
3,600,000	7.25	01/01/2023	3,509,136
1,000,000	7.38	01/01/2030	976,840

			$ 6,955,451

New Hampshire – 0.4%
New Hampshire Higher Educational and Health Facility Authority RB St. Joseph’s Hospital Series 1991 (BBB+/Baa2)
$ 1,000,000	7.50%	01/01/2016	$ 1,019,330

New Jersey – 0.9%
New Jersey Economic Development Authority Retirement RB for Seabrook Village Inc. Series 2000 A
$ 2,500,000	8.00%	11/15/2015	$ 2,452,975

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

New Mexico – 1.6%
Farmington PCRB Public Service Co. San Juan Series 1996 B (BBB-/Baa3)
$ 1,500,000	6.30%	12/01/2016	$ 1,465,035

Farmington PCRB Tucson Electric Power Co. San Juan Series 1997 A (B+/Ba3)
3,000,000	6.95	10/01/2020	3,033,930

			$ 4,498,965

New York – 2.8%
New York City Transitional Finance Authority RB Future Tax Secured Series 2000 C (AA+/Aa2)
$ 5,000,000	5.50%	11/01/2020	$ 4,987,700

New York City Trust Cultural Resources RB for Museum of American Folk Art Series 2000 (ACA) (A)
2,500,000	6.13	07/01/2030	2,494,925

			$ 7,482,625

North Carolina – 0.7%
Charlotte Special Facilities RB for Douglas International Airport US Airways Series 2000 (AMT)
$ 2,000,000	7.75%	02/01/2028	$ 1,920,240

Ohio – 1.3%
Cleveland Airport Special RB for Continental Airlines Inc. Series 1999 (AMT) (BB+/Ba2)
$ 4,320,000	5.70%	12/01/2019	$ 3,650,270

Oklahoma – 3.0%
Oklahoma Development Finance Authority RB for Hillcrest Healthcare Systems Series 1999 A (BB+/Ba1)
$ 5,320,000	5.63%	08/15/2019	$ 3,947,333
5,825,000	5.63	08/15/2029	4,046,686

			$ 7,994,019

Pennsylvania – 7.5%
Allegheny County Hospital Development Authority RB for Health Systems Series 2000 B (B+/B1)
$ 15,000,000	9.25%	11/15/2022	$ 14,247,750

Philadelphia IDA RB for US Airways Inc. Project Series 2000 (AMT)
6,000,000	7.50	05/01/2010	5,980,920

			$ 20,228,670

South Carolina – 3.3%
South Carolina Jobs Economic Development Authority RB Palmetto Health Alliance Series 2000 A (BBB/Baa1)
$ 8,750,000	7.13%	12/15/2015	$ 8,981,263

Tennessee – 6.6%
Elizabethton Health and Educational Facility Board RB First Mortgage Series B (Baa2)
$ 17,170,000	8.00%	07/01/2033	$ 17,973,899

Principal Amount	Interest Rate	Maturity Date	Value

Debt Obligations – (continued)

Wisconsin – 0.5%
Wisconsin Health and Educational Facility Authority RB Aurora Health Care Series 1999 B (BBB+)
$ 1,500,000	5.63%	02/15/2020	$ 1,289,504

U. S. Virgin Islands – 1.2%
Virgin Islands Public Finance Authority RB Subordinated Lien-Fund Loan Notes Series 1998 D
$ 2,000,000	6.00%	10/01/2004	$ 2,031,840
1,100,000	6.00	10/01/2005	1,116,280

			$ 3,148,120

Puerto Rico – 3.7%
Childrens Trust Fund RB for Tobacco Settlement Series 2000 (A/Aa3)
$ 10,000,000	5.75%	07/01/2020	$ 9,940,000

TOTAL DEBT OBLIGATIONS
(Cost $250,598,831)			$ 253,732,755

Short-Term Obligations# – 11.1%

California – 1.1%
Los Angeles Regional Airports Improvement Corp. RB VRDN for Sublease LA International-LAX 2 Corp. Series 1985 (LOC) (A-1+)
$ 3,000,000	4.65%	11/01/2000	$ 3,000,000

Florida – 1.8%
Collier County Health Facilities Authority VRDN for Cleveland Clinic Health Systems Series 1999 (SPA) (A-1/VMIG1)
$ 1,000,000	4.60%	11/01/2000	$ 1,000,000

Jacksonville Electric Authority VRDN for Sub Electric Systems Series 2000 A (SPA) (A-1+/VMIG1)
3,800,000	4.60	11/01/2000	3,800,000

			$ 4,800,000

Idaho – 2.3%
Idaho Health Facilities Authority RB VRDN for St. Luke’s Regional Medical Center Series 2000 (A-1+/VMIG1)
$ 6,200,000	4.60%	11/01/2000	$ 6,200,000

Illinois – 0.6%
Illinois Health Facilities Authority VRDN for Elmhurst Memorial Health Series 1998 A (LOC) (VMIG1)
$ 1,700,000	4.65%	11/01/2000	$ 1,700,000

New York – 0.5%
New York GO Bonds VRDN Series 1993 A (LOC) (A-1+/VMIG1)
$ 1,300,000	4.75%	11/01/2000	$ 1,300,000

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2000

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligations# – (continued)

Texas – 2.9%
Harris County Health Facilities VRDN for St. Luke’s Episcopal Hospital Series 1997 B (SPA) (A-1+)
$ 6,960,000	4.65%	11/01/2000	$ 6,960,000

North Central Health Facilities Development Corp. RB for Presbyterian Medical Center Series 1985 D (MBIA) (A-1+/VMIG1)
1,000,000	4.65	11/01/2000	1,000,000

			$ 7,960,000

Wyoming – 1.9%
Platte County PCRB VRDN for Tri-State Generation Series 1984 A (LOC) (P1)
$ 5,100,000	4.75%	11/01/2000	$ 5,100,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $30,060,000)			$ 30,060,000

TOTAL INVESTMENTS
(Cost $280,658,831)			$ 283,792,755

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2000.

°	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

§	This security is issued with a zero coupon rate which increases to the stated rate at a set date in the future.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ACA	—Insured by American Capital Access
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAN	—Bond Anticipation Note
COPS	—Certificates of Participation
GO	—General Obligation
IDA	—Industrial Development Authority
LOC	—Letter of Credit
MBIA	—Insured by Municipal Bond Investors Assurance
PCRB	—Pollution Control Revenue Bond
RB	—Revenue Bond
SPA	—Stand-by Purchase Agreement
SPA-FGIC	—Stand-by Purchase Agreement Insured by Financial Guaranty Insurance Co.
VRDN	—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Tax-Free Funds

In general, tax-free fixed income investments have the potential to offer more attractive after-tax yields than many taxable fixed income investments.

Goldman Sachs Tax-Free Funds offer investors access to the benefits associated with tax-free investing. The Funds seek high levels of current income exempt from regular federal income tax, primarily through investments in municipal securities.

Target Your Needs

The Goldman Sachs Tax-Free Funds have distinct investment objectives and defined positions on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* Please note: in general, greater returns are associated with greater risk.

For More Information

To learn more about Goldman Sachs Tax-Free Funds and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES

Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
Kerry Daniels, *Vice President*
James A. Fitzpatrick, *Vice President*
Mary Hoppa, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman Sachs & Co. is the distributor of the Funds.

Under normal conditions, the Short Duration Tax-Free Fund will invest at least 80% of its net assets in tax-exempt securities. Although it does not expect to do so, the Fund may invest up to 20% of its net assets in private activity bonds that may subject certain investors to the federal alternative minimum tax. Investment income may be subject to state income taxes.

The Municipal Income Fund may include securities whose income may be subject to the federal alternative minimum tax and state income taxes.

Investment Income from the High Yield Municipal Fund may be subject to state and local income taxes and the alternative minimum tax. Also, market discount over a de minimus threshold is subject to federal taxes. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: December 30, 2000 / 00-1816

FI/TFAR / BK /12-00